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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2002


                        Mattress Discounters Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-95945                52-1710722
-----------------------------  -------------------------   ---------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

                  9822 Fallard Court
                  Upper Marlboro, MD                          20772
     --------------------------------------------      ------------------
       (Address of Principal Executive Offices)             (Zip Code)


               Registrant's telephone number, including area code

                                 (301) 856-6755






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                              Item 5. OTHER EVENTS.

     Mattress Discounters Corporation ("Mattress Discounters") today announced that it is deferring an interest payment of approximately $8,837,500 which was due on July 15, 2002 under its outstanding 12 5/8 % Series B Senior Notes due 2007 ("12 5/8% Senior Notes"). If Mattress Discounters does not make this interest payment within 30 days, it will be in default under the indenture governing the 12 5/8% Senior Notes, which would also then constitute a cross-default under its Amended and Restated Credit Agreement dated August 6, 1999, as amended and restated on January 11, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

   Exhibit No.   Description
   -----------   -----------
       99.1*     Press Release of Mattress Discounters dated July 15, 2002, announcing deferment of interest payments on its 12-5/8%
                 Senior Notes.



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 * Filed herewith


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2002                    MATTRESS DISCOUNTERS CORPORATION

                                        By: /s/ Rick Frier
                                           --------------------------------
                                        Name:  Rick Frier
                                        Title: Chief Financial Officer



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                                  EXHIBIT INDEX

The following exhibits are hereby filed as part of this Form 8-K:

   Exhibit No.   Description
   -----------   -----------
       99.1*     Press Release of Mattress Discounters dated July 15, 2002, announcing deferment of interest payments on its 12-5/8%
                 Senior Notes.


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   * Filed herewith